RIVER CANYON TOTAL RETURN BOND FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated June 14, 2019

to the Prospectus dated January 28, 2019

CHANGE TO DISTRIBUTION FREQUENCY

Effective July 1, 2019 the River Canyon Total Return Bond Fund will change the frequency in which it distributes its net investment income from quarterly to monthly.

Under the heading “DIVIDENDS AND DISTRIBUTIONS” on page 25, the information on the Fund’s distribution policy is deleted in its entirety and replaced with the following:

DIVIDENDS AND DISTRIBUTIONS

Fund Policy

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five (5) business days after the payable date.

Any undelivered checks or checks that are not cashed for six (6) months may be deemed legally abandoned if an attempt to reach you to request a reissue of the check is not successful. The proceeds will then be escheated (transferred) to the appropriate state’s unclaimed property administration in accordance with statutory requirements.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.